SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2004

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          000-28217                                   59-3218138
   (Commission File Number)               (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 984-1990
              (Registrant's Telephone Number, Including Area Code)


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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits:

    Exhibit      Exhibit Title
    Number       -------------
    ------


     99.1        Press Release dated August 12, 2004


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             ITEM 12. Results of Operations and Financial Condition

On August 12, 2004, the Registrant reported financial results for the second quarter of 2004.

A press release dated August 12, 2004 announcing this event is attached hereto as Exhibit 99.1.


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

                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AirNet Communications Corporation


                                  By:  /s/ Stuart P. Dawley
                                       ------------------------------------
                                           Stuart P. Dawley
                                           Vice President, General Counsel
                                           & Secretary
Date:    August 12, 2004


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


                                  EXHIBIT INDEX



   Exhibit       Exhibit Title
   Number        -------------
   ------


     99.1        Press Release dated August 12, 2004





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